SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report
(Date of earliest event reported):	February 8, 2005 -----------------------

SEMPRA ENERGY
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(Exact name of registrant as specified in its charter)

CALIFORNIA --------------------------------	1-14201 --------------------------------	33-0732627 --------------------------------
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.

101 ASH STREET, SAN DIEGO, CALIFORNIA ------------------------------------------------------------------	92101 ----------------------
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(619) 696-2034 -------------------

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(Former name or former address, if changed since last report.)

FORM 8-K

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2005, Sempra Energy announced that it has raised its earnings-per-share estimate for 2004 to approximately $3.80, from its previous guidance of $3.15 to $3.25. A copy of the press release is attached as Exhibit 99.1. The information furnished in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, nor shall it be deemed to be incorporated by reference in any filing of Sempra Energy, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 February 8, 2005 Sempra Energy News Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEMPRA ENERGY
(Registrant)

Date: February 8, 2005	By: /s/ F. H. Ault -----------------------------------------
F. H. Ault Sr. Vice President and Controller